SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      _________________________________

                                 FORM 8-K

                              Current Report
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   December 31, 2001


                         RASCALS INTERNATIONAL, INC.
         --------------------------------------------------------
           (Exact name of Registrant as Specified in its Charter)


      Delaware                       0-33145                84-1195628
 ---------------------------------------------------------------------------
  (State of Incorporation)    (Commission File          (IRS Employer
                               Number)                   Identification No.)


                 412 Pleasant Valley Way, West Orange, NJ 07052
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (973) 243-8000
                         -----------------------------
                         Registrant's Telephone Number




Item 5    Refinancing of the Mortgages on Rascals' Clubs

     On December 31, 2001, the management and affiliates of Rascals completed a refinancing of the mortgages on the properties in West Orange, New Jersey and Ocean Township, New Jersey on which the Rascals Comedy Clubs are located (the "Realty"). The refinancing was effectuated in three phases, all of which were completed on December 31, 2001.

     Phase 1: Termination of Magnusson Interest

     By a series of agreements, the greater part of the interest that Mark Magnusson held in Rascals and all of his interest in the Realty was transferred.
Specifically:

           * Mr. Magnusson agreed to the assignment of the Realty by Comrest and W.H.R. Realty, two general partnerships comprised of Mr. Magnusson and Eduardo Rodriguez, Rascals President, to Marod Holdings, L.L.C. ("Marod") and Rodmar Holdings, L.L.C. ("Rodmar"). The members of Marod and Rodmar are Mr. Rodriguez' spouse (in trust for their minor children) and the Margolies Family Trust. The Managers of Marod and Rodmar are Messrs. Eduardo Rodriguez and Michael Margolies, who are members of Rascal's Board). In consideration of his agreement to the transfer, the Margolies Family Trust paid Mr. Magnusson $24,000 and promissory notes for $56,000.

           * Rascals, Marod and Rodmar agreed that the leases of the Realty to Rascal's subsidiaries will continue in effect and unchanged.

           * The Margolies Family Trust purchased two million shares of Rascals common stock from Mark Magusson for $96,000.

           * Comrest and W.H.R. Realty, the previous landlords of the Realty, released Rascals from past debts, primarily unpaid rental, totaling approximately $570,000.

           * Rascals reaffirmed the agreement it had made with Mr. Magnusson dated January 24, 2001, and agreed to commence paying Mr. Magnusson $1,500 per week without interest until the debt of $114,000 is satisfied.

     Phase 2: Affiliation Agreement

     In order to induce Mr. Margolies to assist in the refinancing, including giving a personal guarantee of the mortgage loan, Rascals and Mr. Rodriguez entered into an Affiliation Agreement with Mr. Margolies. The agreement provided that:

           * Mr. Margolies will be nominated to the Rascals Board of Directors as long as he or his family own one percent of the outstanding Rascals shares.

           * Mr. Margolies will be employed for five years as Vice Chairman and Secretary of Rascals. His compensation will equal 60% of the compensation paid to Mr. Rodriguez. As additional consideration, Rascals issued 1,000,000 shares of common stock to the Margolies Family Trust and 500,000 shares to Mr. Margolies.

     At the same time, Rascals entered into a five year employment agreement with Eduardo Rodriguez, its President. The agreement includes a one-year covenant against competition against termination. The agreement provides Mr. Rodriguez an annual salary of $250,000 and certain benefits.

     Phase 3: Refinancing the Mortgages

     On December 31, 2001 Hudson United Bank, which holds the mortgages on the Realty, entered into a refinancing arrangement with Marod, Rodmar, Rascals and their affiliates. The refinanced mortgage loan is a two-year loan in the principal amount of $2,250,000. The loan bears interest at 8.25% per annum during 2002 and at 350 basis points over prime thereafter. The essential terms of the financing agreements are:

           * Rodmar and Marod are obliged to pay $19,175.87 per month to the Bank for the remainder of 2002. During the first eleven months of 2003, they will make monthly payments based on a twenty year amortization schedule. The balance of the loan is payable on December 31, 2003.

           *   The following individuals and entities guaranteed payment of the
               loan to the Bank:   Michael Margolies, Elaine Margolies, Eduardo
               Rodriguez, Lynn Rodriguez, D.E.M. Amusements, Inc., Rascals Comedy Club Stage Door Grill, Inc., Rascals Enterprises, Inc. and Rascals International, Inc.

                             EXHIBITS

1. Promissory Note from Rodmar Holdings, L.L.C. and Marod Holdings, L.L.C. to Hudson United Bank dated December 31, 2001.

2. Pledge and Security Agreement between Rascals International, Inc. and Hudson United Bank dated December 31, 2001.

3. Guaranty Agreement dated December 31, 2001 among Michael Margolies, Elaine Margolies, Eduardo Rodriguez, Lynn Rodriguez, D.E.M. Amusements, Inc., Rascals Comedy Club Stage Door Grill, Inc., Rascals Enterprises, Inc., Rascals International, Inc. and Hudson United Bank.

4. Affiliation Agreement dated December 31, 2001 among Rascals International, Inc., Edward Rodriguez and Michael Margolies.

5.  Employment Agreement - Michael Margolies dated January 1, 2002.

6.  Employment Agreement - Eduardo Rodriguez dated January 1, 2002.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RASCALS INTERNATIONAL, INC.


Dated: January 21, 2002                 By:/s/ Eduardo Rodriguez
                                           --------------------------
                                           Eduardo Rodriguez
                                           Chief Executive Officer


                 *   *   *   *   *   *   *   *   *   *   *

                                                                EXHIBIT 1
                             PROMISSORY NOTE


$2,250,000.00                                              December 31, 2001

     FOR VALUE RECEIVED, the undersigned, RODMAR HOLDINGS, L.L.C. and MAROD HOLDINGS, L.L.C., each a New Jersey limited liability company (each, a "Borrower" and collectively, the "Borrowers"), hereby unconditionally jointly and severally promise to pay on or before December 31, 2003 (the "Maturity Date"), to the order of HUDSON UNITED BANK, a New Jersey banking corporation (the "Bank"), at the office of the Bank located at 1000 MacArthur Boulevard, Mahwah, New Jersey 07430, or at such other location as the Bank shall designate, in lawful money of the United States of America and in immediately available funds, the principal amount of Two Million Two Hundred Fifty
Thousand and 00/100 Dollars ($2,250,000.00), together with interest thereon in accordance with the terms and provisions hereinafter provided (collectively, the "Loan").

     1. The Borrowers agree to pay interest, in lawful money of the United States of America and in immediately available funds, at the office of the Bank set forth above on the unpaid principal amount hereof at the following rates per annum:

         (a) Commencing on the date of this Note and continuing through December 30, 2002, interest shall accrue on the unpaid principal balance of this Note at the fixed rate per annum of eight and one-quarter (8.25%) percent.

         (b) Commencing on December 31, 2002 and continuing through the Maturity Date, interest shall accrue on the unpaid principal balance of this Note at a fixed rate per annum equal to (i) the Federal Home Loan Bank of New York Rate in effect on December 31, 2002 (as determined by the Bank) plus
(ii) 350 basis points.

     2. Interest shall be calculated on the basis of the actual number of days elapsed over a year of 365 or 366 days, as appropriate, divided by a 360-day factor.

     3. Subject to the terms and provisions set forth below, the principal and interest of this Note shall be payable as follows:

         (a) Commencing on January 31, 2002 and continuing on the last business day of each calendar month thereafter up to and including December 31, 2002, twelve (12) equal consecutive monthly payments of principal and interest in the amount of $19,175.87 each shall be due and payable.

         (b) Commencing on January 31, 2003 and continuing on the last business day of each calendar month thereafter up to and including November 30, 2003, eleven (11) equal consecutive monthly payments of principal and interest each in the amount required to repay the Loan in full based on (i) the outstanding principal amount of the Loan on and as of December 31, 2002, (ii) an interest rate equal to the interest rate per annum determined in accordance with subparagraph 1(b) above and (iii) a term of 20 years.

         (c) If not sooner paid, the entire unpaid principal balance hereof, all accrued and unpaid interest thereon and all other amounts then due and owing hereunder shall be due and payable on the Maturity Date.

     4. (a) All monthly payments shall be paid by the Borrowers without off-set, counterclaim or deduction or any kind or nature, all of which are hereby expressly waived and released. All monthly payments shall be applied first against all Late Charges (as hereinafter defined), then against all accrued interest on the outstanding principal balance hereof, and the remainder, if any, shall thereafter be applied against the outstanding principal balance hereof. All payments due hereunder shall be in lawful money of the United States of America and in immediately available funds and shall be received by the Bank prior to 11:00 a.m. (New York time) on the date of such payment. Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default (as hereinafter defined), the Bank may apply payments received under this Note in such manner as the Bank shall determine in its sole discretion.

         (b) Without in any way limiting any right of offset, counterclaim or banker's lien which the Bank may otherwise have at law, the Borrowers hereby irrevocably authorize and direct the Bank to charge against the Borrowers' account or accounts at the Bank in such amount or amounts as are due and payable hereunder to the Bank from time to time.

     5. The unpaid principal balance hereof may be prepaid at any time, and from time to time, without premium or penalty, upon not less than 10 days' prior written notice to the Bank, and all such prepayments shall be applied against the principal installments due hereunder in the inverse order of their maturity and shall be accompanied by payment of all accrued interest thereon.

     6. As security for the repayment of the Loan, the Bank shall receive concurrently herewith, among other things, (a) a Mortgage and Security Agreement (the "West Orange Mortgage") dated the date hereof, executed and delivered by Marod Holdings, L.L.C. with respect to the property located at 425 Pleasant Valley Way, West Orange, New Jersey (the "West Orange Property"),
(b) an Assignment of Leases (the "West Orange Assignment of Leases") dated the date hereof, executed and delivered by Marod Holdings, L.L.C. with respect to the West Orange Property, (c) a Mortgage and Security Agreement (the "Ocean Township Mortgage") dated the date hereof, executed and delivered by Rodmar Holdings, L.L.C. with respect to the property located at 1500 Route 35, Ocean Township, New Jersey (the "Ocean Township Property"), (d) an Assignment of Leases (the "Ocean Township Assignment of Leases") dated the date hereof, executed and delivered by Rodmar Holdings, L.L.C. with respect to the Ocean Township Property, (e) a Pledge and Security Agreement (the "Rascals International Stock Pledge") dated the date hereof, executed and delivered by Rascals International, Inc. ("Rascals International") with respect to the stock of D.E.M. Amusements, Inc. ("D.E.M.") and Rascals Comedy Club Stage Door Grill, Inc. ("Stage Door"), (f) a Pledge and Security Agreement (the "Rodriguez Stock Pledge") dated the date hereof, executed and delivered by Eduardo Rodriguez with respect to the stock of Rascals International, (g) a Security Agreement (the "Security Agreement") dated the date hereof, executed and delivered by D.E.M. and Stage Door and (h) a Guaranty Agreement (the "Guaranty") dated the date hereof, executed and delivered by Michael and Elaine Margolies, Eduardo and Lynn Rodriguez, D.E.M., Stage Door, Rascals Enterprises, Inc. and Rascals International.

     7. As used herein, the term "Loan Documents" shall mean this Note, the West Orange Mortgage, the West Orange Assignment of Leases, the Ocean Township Mortgage, the Ocean Township Assignment of Leases, the Rascals International Stock Pledge, the Rodriguez Stock Pledge, the Security Agreement, the Guaranty and all other documents, instruments, agreements and certificates executed and delivered to the Bank in connection with the Loan, as the same may be amended, modified or supplemented from time to time.

     8.  In the event that any payment is not received by the Bank within ten
(10) days of the date when due, the Borrowers shall, concurrently with making each such payment, pay to the Bank a late charge (the "Late Charge") equal to five (5%) percent of such payment. The Borrower acknowledges that the Late Charge (i) is a material inducement to the Bank to make the Loan in accordance with the provisions of this Note and the other Loan Documents and (ii) represents a reasonable estimate of the costs which will be incurred by the Bank as a result of the additional review, monitoring, administrative and collection efforts occasioned by the delinquent payment. Acceptance by the Bank of payment of a Late Charge shall in no way be construed to be an election of remedies or waiver by the Bank of any of its rights at law or under the terms of any of the Loan Documents.

     9. The Bank may declare this Note to be immediately due and payable if any of the following (each, an "Event of Default") shall have occurred and be continuing:

         (a) If the Borrowers fail to make any payment of principal or interest hereunder on or before its due date.

         (b) If there shall occur a Financial Covenant Default (as hereinafter defined).

         (c) If any Event of Default (as defined in any Loan Document) shall occur under any of the other Loan Documents (after the expiration of any applicable grace periods expressly provided therein).

     10. As used herein, the term "Financial Covenant Default" means either or both of the following events:

         (a) The Borrowers shall cause or permit the Debt Service Coverage Ratio (as hereinafter defined) to be less than 1.15 to 1.0 at any time. As used herein, the term "Debt Service Coverage Ratio" means (i) the consolidated net income of the Borrowers (excluding therefrom extraordinary gains, non-recurring income and any tax consequences relating thereto) before depreciation and amortization, all determined in accordance with GAAP, to (ii) the current portion of the Borrowers' consolidated long term debt plus interest expense
(to the extent included in the calculation of the earnings) and dividends paid by the Borrowers.

          (b) The Loan to Value Ratio (as hereinafter defined) shall be greater than 67% at any time. As used herein, the term "Loan to Value Ratio" means the ratio of (i) the outstanding principal balance of the Loan to (ii) the aggregate fair market value of the West Orange Property and the Ocean Township Property, as determined by the Bank.

     11. (a) If any Event of Default shall have occurred and be continuing, the Bank may, in addition to such other and further rights and remedies as set forth in the Loan Documents or as provided by law or in equity,
(i) collect interest on any overdue amount from the date when due until paid at the rate per annum set forth herein plus three hundred (300) basis points (the "Default Rate"), (ii) setoff such amount against any deposit account maintained in the Bank by the Borrowers, and such right of setoff shall be deemed to have been exercised immediately upon such stated or accelerated maturity even though such setoff is not noted on the Bank's records until a later time and (iii) hold as security any property heretofore or hereafter delivered into the custody, control or possession of the Bank or any entity acting as agent for the Bank by any person liable for the payment of this Note.

         (b) The Borrowers acknowledge that (i) the Default Rate is a material inducement to the Bank to make the Loan, (ii) the Bank would not have made the Loan in the absence of the agreement of the Borrowers to pay the Default Rate,
(iii) the Default Rate represents compensation for increased risk to the Bank that the Loan will not be repaid and (iv) the Default Rate is not a penalty and represents a reasonable estimate of (A) the cost to the Bank in allocating its resources (both personal and financial) to the ongoing review, monitoring, administration and collection of the Loan and (B) compensation to the Bank for losses that are difficult to ascertain.

     12. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     13. Whenever any payment to be made hereunder shall be stated to be due on any day other than a business day, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in the computation of payment of interest.

     14. Should the indebtedness represented by this Note or any part hereof be collected in any proceeding at law or in equity, or in bankruptcy, receivership, or any other court proceeding, or should this Note be placed in the hands of attorneys for collection upon default, the Borrowers agree to pay, in addition to the principal, interest and all other amounts due and payable hereon, all reasonable costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses.

     15. Anything herein to the contrary notwithstanding, the obligations of the Borrowers under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Bank would be contrary to provisions of law applicable to the Bank limiting the maximum rate of interest which may be charged or collected by the Bank.

     16. This Note shall be and remain in full force and effect and in no way impaired until the actual payment thereof to the Bank, its successors or assigns.

     17. All notices and other communications given to or made upon any party hereto in connection herewith shall be in writing and sent (by certified or registered United States mail, postage prepaid, by reputable overnight courier (providing a receipt against delivery) or by hand delivery), or by facsimile transmission (provided that, simultaneously with any facsimile transmission, a copy of such notice is sent by one of the other means permitted hereunder), to the respective parties, as follows:

         Bank:                   Hudson United Bank
                                 1000 MacArthur Boulevard
                                 Mahwah, New Jersey 07430
                                 Attention:  Mr. John Cina

                                 - with a copy to -

                                 Wolff & Samson, P.A.
                                 5 Becker Farm Road
                                 Roseland, New Jersey 07068
                                 Attention:  Laurence M. Smith, Esq.

         Borrowers:              Rodmar Holdings, L.L.C.
                                 136 Freeway Drive
                                 East Orange, New Jersey  07018
                                 Attention:  Mr. Eduardo Rodriquez

                                 - and -

                                 Marod Holdings, L.L.C.
                                 136 Freeway Drive
                                 East Orange, New Jersey  07018
                                 Attention:  Mr. Eduardo Rodriquez

                                 - with a copy to -

                                 Robert F. Brantl, Esq.
                                 322 4th Street
                                 Brooklyn, New York 11215

or to such changed address as may be fixed by notice. Notices to the Borrowers shall be sent to the attention of Mr. Eduardo Rodriguez, whose fax number is
(973) 266-7030, and notices to the Bank shall be sent to the attention of Mr. John Cina, whose fax number is (201) 785-1230. All such notices and other communications shall be effective when received by the party to whom properly addressed, the written receipt by any employee of any such party constituting sufficient evidence of such receipt.

     18. No failure to exercise and no delay in exercising, on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     19. All agreements, representations and warranties made herein, in the other Loan Documents and in any certificates delivered pursuant hereto shall survive the execution and delivery of this Note and the making of the Loan.

     20. In case any one or more of the provisions contained in this Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

     21. The Borrowers and all endorsers and guarantors of this Note hereby, jointly and severally, waive presentment, demand for payment, protest and notice of dishonor of this Note.

     22. This Note is binding upon the Borrowers and their respective successors and assigns and shall inure to the benefit of the Bank and its successors and assigns.

     23. Each Borrower hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Note or the indebtedness evidenced hereby, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New Jersey, the courts of the United States of America for the District of New Jersey and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected in accordance with the notice provisions set forth above;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages (unless such damages result from the Bank's gross negligence or willful misconduct).

     24. Each Borrower acknowledges that:

         (a) it has been represented by counsel in the negotiation, execution and delivery of this Note and the other Loan Documents;

         (b) the Bank has no fiduciary relationship with or duty to the Borrowers arising out of or in connection with this Note or the indebtedness evidenced hereby and the relationship between the Borrowers and the Bank is solely that of debtor and creditor; and

         (c) no joint venture is created hereby or otherwise exists by virtue of the transactions contemplated hereby between the Bank and the Borrowers.

     25. EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION WITH THE INDEBTEDNESS EVIDENCED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

     26. This Note and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

     27. Any agreement, promise, undertaking, representation or warranty made herein by the Borrowers shall be deemed to have been made and given jointly and severally by each Borrower, and each Borrower shall be jointly and severally liable for the obligations of the Borrowers hereunder.

     28. The Borrowers agree to pay, reimburse, indemnify and hold harmless, the Bank and its directors, officers, employees, agents and representatives, from and against any and all actions, fees, costs, damages, disbursements, expenses (including attorneys' fees), judgments, liabilities, losses, obligations, penalties and suits of any kind or nature whatsoever with respect to:

         (a) the development, preparation, execution, performance, administration, enforcement, interpretation, amendment, modification, waiver or consent of this Note or any of the other Loan Documents;

         (b) the exercise of any right or remedy granted in any of the Loan Documents, the collection or enforcement of any of the Borrowers' or Guarantors' obligations thereunder and the proof or allowability of any claim arising under any of the Loan Documents, whether in any bankruptcy or receivership proceeding or otherwise;

         (c) any claim of third parties, and the prosecution or defense thereof, arising out of or in any way connected with any of the Loan Documents;

         (d) any and all search, recording and filing fees and taxes, and any and all liabilities with respect thereto, or resulting from any delay in paying stamp and other taxes, if any, which may be payable or determined to be payable in connection with the Loan Documents; and

         (e) hazardous discharges, environmental complaints, environmental problems or conditions, cleanup costs, consultants' fees or the violation of any federal, state or local environmental law, rule or regulation at, involving or with respect to any property owned, leased or operated by the Borrowers.

     IN WITNESS WHEREOF, the undersigned have duly executed this Note as of the date set forth on the first page hereof.

                                        RODMAR HOLDINGS, L.L.C.

                                        By:
                                        --------------------------
                                        Eduardo Rodriquez, Manager

                                        By:
                                        ---------------------------
                                        Michael Margolies, Manager


                                        MAROD HOLDINGS, L.L.C.

                                        By:
                                        ----------------------------
                                        Eduardo Rodriquez, Manager


                                        By:
                                        ----------------------------
                                        Michael Margolies, Manager



STATE OF NEW JERSEY    )
                       )       ss:
COUNTY OF ESSEX        )

     I CERTIFY that on December 31, 2001, Eduardo Rodriquez and Michael Margolies personally appeared before me and that these persons acknowledged under oath, to my satisfaction, that:

     (a) these persons are the managers of RODMAR HOLDINGS, L.L.C., the limited liability company named in the attached document;

     (b) these persons executed and delivered the attached document as the voluntary act and deed of the company; and

     (c) these persons were authorized by the company to execute and deliver the attached document on behalf of the company.


                                           --------------------
                                           George D. Lordi
                                           Attorney-at-Law
                                           State of New Jersey

STATE OF NEW JERSEY	)
                        )       ss:
COUNTY OF ESSEX         )

     I CERTIFY that on December 31, 2001, Eduardo Rodriquez and Michael Margolies personally appeared before me and that these persons acknowledged under oath, to my satisfaction, that:

     (a) these persons are the managers of MAROD HOLDINGS, L.L.C., the limited liability company named in the attached document;

     (b) these persons executed and delivered the attached document as the voluntary act and deed of the company; and

     (c) these persons were authorized by the company to execute and deliver the attached document on behalf of the company.


                                      -----------------------------------
                                      George D. Lordi
                                      Attorney-at-Law
                                      State of New Jersey


                 *   *   *   *   *   *   *   *   *   *   *

								EXHIBIT 2


                       PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT is dated December 31, 2001, by RASCALS INTERNATIONAL, INC., a Delaware corporation having an address at 425 Pleasant Valley Way, West Orange, New Jersey 07052 (the "Pledgor"), in favor of HUDSON UNITED BANK, a New Jersey banking corporation having an office at 1000 MacArthur Boulevard, Mahwah, New Jersey 07430 (the "Bank").

                                  RECITALS

     A. The Pledgor is the record and beneficial owner of all of the issued and outstanding shares of D.E.M. Amusements, Inc. ("D.E.M."), and Rascals Comedy Club Stage Door Grill, Inc. ("Stage Door Grill"), each a New Jersey corporation.

     B. Concurrently herewith, the Bank is making a mortgage loan in the original principal amount of $2,250,000 (the "Loan") to Marod Holdings, L.L.C. and Rodmar Holdings, L.L.C., each a New Jersey limited liability company (collectively, the "Borrowers"), which is (i) evidenced by a promissory note dated the date hereof in the original principal amount of $2,250,000 (the "Note") and (ii) secured by first mortgages dated the date hereof (the "Mortgages") and first position assignments of leases dated the date hereof (the "Assignments of Leases") on the real properties and improvements thereon commonly known as (A) 425 Pleasant Valley Way, West Orange, New Jersey (the "West Orange Property"), and (B) 1500 Route 35, Ocean Township, New Jersey (the "Ocean Township Property").

     C. D.E.M. is the sole tenant of, and operates its comedy club from, the West Orange Property, and Stage Door Grill is the sole tenant of, and operates its comedy club from, the Ocean Township Property.

     D. As an inducement for the Bank to make the Loan to the Borrowers, concurrently herewith, the Pledgor, together with certain other guarantors, is executing and delivering to the Bank a Guaranty Agreement dated the date hereof (the "Guaranty Agreement"), unconditionally guaranteeing to the Bank the prompt and complete payment when due of all amounts owing under the Loan and the Note.

     E. In order to secure all amounts now or hereafter owing under the Guaranty Agreement (the "Secured Obligations"), the Pledgor has agreed to grant to the Bank a security interest in all of the Pledged Stock and other Collateral (as such terms are hereinafter defined), all on the terms and conditions set forth herein.

     F. The Pledgor will derive direct and immediate financial and other benefit from the making of the Loan to the Borrowers.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Note shall have such defined meanings when used herein.

     2.  Pledge.

         (a) As collateral security for the prompt and complete payment when due of all Secured Obligations, together with any and all expenses which may be incurred by the Bank in enforcing any of its rights under this Agreement, the Pledgor hereby pledges, assigns, hypothecates and transfers to the Bank, and grants the Bank a first lien on and security interest in the stock representing all of the issued and outstanding shares of D.E.M. and Stage Door Grill, together with all proceeds of the foregoing (the "Pledged Stock"), including without limitation, the collateral described in Sections 3 and 4 below.

         (b) Concurrently herewith, the Pledgor is delivering to the Bank certificates representing all of the Pledged Stock, together with appropriate undated stock powers duly executed in blank.

     3. Stock Dividends, Distributions, etc. If, while this Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization or formation of a new subsidiary of the Pledgor), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of any Pledged Stock, or otherwise, the Pledgor shall accept the same as the Bank's agent, hold the same in trust on behalf of and for the benefit of the Bank and deliver the same forthwith to the Bank in the exact form received, with the indorsement of the Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by the Bank, subject to the terms hereof, as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the issuer thereof shall be paid over to the Bank to be held as additional collateral security for the Secured Obligations; and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Bank to be held by it as additional collateral security for the Secured Obligations. All sums of money and property so paid or distributed in respect of the Pledged Stock which are received by the Pledgor shall, until paid or delivered to the Bank, be held by the Pledgor in trust as additional collateral security for the Secured Obligations.

     4. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash dividends paid in respect of the Pledged Stock, to vote the Pledged Stock and to give consents, waivers and ratifications in respect of the Pledged Stock; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would impair the Collateral or the value thereof or be inconsistent with or violate any provision of this Agreement. After an Event of Default has occurred and while it is continuing, the Bank shall be entitled to receive all cash dividends and distributions and, in accordance with the irrevocable proxy described in Section 6, to vote the Pledged Stock, and the Pledgor shall no have or be able to exercise any of such rights.

     5. Collateral. All property at any time pledged with the Bank hereunder and all income therefrom and proceeds thereof, including without limitation the Pledged Stock and the collateral described in Sections 3 and 4 hereof, are herein collectively sometimes referred to as the "Collateral".

     6. Rights of the Bank. The Bank shall not be liable for failure to collect or realize upon the Secured Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, nor shall the Bank be under any obligation to take any action whatsoever with regard thereto. Any or all shares of the Pledged Stock held by the Bank hereunder may, if an Event of Default has occurred and is continuing, without prior notice, be registered in the name of the Bank or its nominee, and the Bank or its nominee may thereafter, without prior notice, exercise all voting and corporate rights at any meeting of any corporation issuing any of the shares included in the Pledged Stock and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if the Bank or its nominee were the absolute owner thereof, including, without limitation, the right to exchange at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or upon the exercise by any such issuer or the Bank of any right, privilege or option pertaining to any shares of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it. Notwithstanding the foregoing, the Bank shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing. Concurrently herewith, the Pledgor is executing and delivering to the Bank irrevocable proxies for the Pledged Stock in D.E.M. and Stage Door Grill, which may be exercised at any time after the occurrence and during the continuance of an Event of Default under this Agreement.

     7. Events of Default. Each of the following shall constitute an event of default (each an "Event of Default") under this Agreement:

         (a) If an Event of Default (as defined therein) shall occur under the Note, the Mortgages or any of the other Loan Documents;

         (b) If any representation or warranty made by the Pledgor herein proves to have been false or misleading in any material respect on the date when made; or

         (c) If the Pledgor breaches or fails to perform any of its covenants or agreements set forth in this Agreement.

     8. Remedies. Upon the occurrence of an Event of Default, the Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Bank's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right of the Bank upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released. After deducting all reasonable costs and expenses of every kind incurred in connection with any collection, recovery, receipt, appropriation, realization or sale (collectively, a "Sale") or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and expenses, the Bank shall apply the net proceeds of such Sale to the payment in full of the Secured Obligations, and only after so paying over such net proceeds and after the payment by the Bank of any other amount required by any provision of law need the Bank account for the surplus, if any, to the Pledgor. The Pledgor agrees that the Bank need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, the Bank shall have all the rights and remedies of a secured party under the Code. The Pledgor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and all expenses, including, without limitation, attorneys' fees and costs, which may be incurred by the Bank in collecting any or all of the Secured Obligations and enforcing its rights hereunder.

     9.  Representations, Warranties and Covenants of the Pledgor.  The
Pledgor represents and warrants that: (a) the Pledgor owns one hundred (100%) percent of the Pledged Stock; (b) the Pledgor is the legal record and beneficial owner of, and has good and marketable title to, the Pledged Stock, subject to no Lien, except the Lien created by this Agreement; (c) all the shares of the Pledged Stock have been duly and validly issued, are fully paid and non-assessable; (d) there are no outstanding subscriptions, options, warrants, rights, calls, contracts, commitments, understandings or agreements to purchase or otherwise acquire or relating to the issuance of any shares or other securities of D.E.M. or Stage Door Grill; (e) the pledge, assignment and delivery of the Pledged Stock pursuant to this Agreement creates a valid first lien on and a first perfected security interest in the Pledged Stock, and the proceeds thereof, subject to no prior Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of the Pledgor which would include the Pledged Stock; (f) the Pledged Stock is evidenced by the certificates described on Exhibit A; (g) the Pledged Stock constitutes one hundred (100%) percent of the issued and outstanding shares of capital stock in D.E.M. and Stage Door Grill; (h) the Pledgor has no subsidiaries other than D.E.M., Stage Door Grill and Rascals Enterprises, Inc; provided, however, Rascals Enterprises, Inc. does not conduct business and the fair market value of all of its assets is less than $5,000; (i) all records of the Pledgor relating to the Pledged Stock are located at its chief executive office as listed on page 1 of this Agreement; and (j) the Pledgor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has taken all corporate action necessary to execute, deliver and perform its obligations under this Agreement, which constitutes the legal, valid binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms. The Pledgor covenants and agrees that the Pledgor will defend the Bank's right, title and security interest in and to the Pledged Stock and the proceeds thereof against the claims and demands of all Persons whomsoever; and covenants and agrees that the Pledgor will have like title to and right to pledge any other property at any time hereafter pledged to the Bank as Collateral hereunder and will likewise defend the Bank's right thereto and security interest therein.

     10. No Disposition, etc. The Pledgor shall not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will the Pledgor create, incur or permit to exist any Lien with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the Lien provided for by this Agreement. The Pledgor shall not vote to enable any issuer to, and will not otherwise permit D.E.M., Stage Door Grill or any other issuer to, issue any stock or other securities of any nature in addition to or in exchange or substitution for the Pledged Stock.

     11. Registration.

         (a) The Pledgor recognizes that the Bank may be unable to effect a public sale of any or all the Pledged Stock by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. The Bank shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit any issuer of such securities to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

         (b) The Pledgor further agrees to do or cause to be done all such other reasonable acts and things as may be necessary to make such sale or sales of any portion or all of the Pledged Stock valid and binding and in compliance with any and all applicable laws, regulations, order, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense, but excluding registration of the Pledged Stock under the Securities Act. The Pledgor further agrees that a breach of any of the covenants contained in this Section 11 will cause irreparable injury to the Bank, and the Bank has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 11 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

     12. Further Assurances; Power of Attorney. At any time and from time to time upon the written request of the Bank, the Pledgor shall execute and deliver such further documents and do such further acts and things as the Bank may reasonably request in order to effect the purposes of this Agreement. The Pledgor hereby appoints the Bank or its designee, with full power of substitution, as the Pledgor's attorney-in-fact to execute and deliver such documents and to take such actions as the Pledgor is required by the terms of this Agreement or requested by the Bank to execute and deliver or to take, said power of attorney being coupled with an interest and therefore irrevocable.

     13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14. No Waiver; Cumulative Remedies. The Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless executed and delivered in accordance with the provisions of Section 16 hereof, and then only to the extent therein set forth. A waiver by the Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     15. Notices. All notices, demands, requests and other communications provided for or permitted under this Agreement shall be in writing and shall be sent or delivered by certified mail, return receipt requested, reputable overnight courier providing a receipt against delivery or facsimile transmission (provided that, simultaneously with any facsimile transmission, a copy of such notice is sent by one of the other means permitted hereunder) to the parties at the addresses set forth in page 1 of this Agreement or to such other address as one party shall notify the other by like notice. Notices to the Pledgor shall be sent to the attention of Michael Margolies, whose fax number is (973) 266-7030, and notices to the Bank shall be sent to the attention of Kristen B. Hamilton, whose fax number is (973) 636-6071.

     16. Waivers, Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Agreement may be waived, altered, modified, terminated or amended except by an instrument in writing, duly executed by the Bank. This Agreement and all obligations of the Pledgor hereunder shall be binding upon the Pledgor and its successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered on the day and year first above written.

                                  RASCALS INTERNATIONAL, INC.


                                  By:
                                  ------------------------------
                                  Eduardo Rodriguez, President





                 *   *   *   *   *   *   *   *   *   *   *

                                                                EXHIBIT 3

                               GUARANTY AGREEMENT


     THIS GUARANTY AGREEMENT is dated December 31, 2001 by MICHAEL MARGOLIES, an individual having an address of 32E Southport Lane, Boynton Beach, Florida 33436 ("Michael"), ELAINE MARGOLIES, an individual having an address of 10 Garrison Inn Lane, Garrison, New York 10524 ("Elaine"), EDUARDO RODRIGUEZ, an individual having an address of 16 Yale Court, Livingston, New Jersey 07039 ("Eduardo"), LYNN RODRIGUEZ, an individual having an address of 16 Yale Court, Livingston, New Jersey 07039 ("Lynn") (Michael, Elaine, Eduardo and Lynn are sometimes individually referred to herein as an "Individual Guarantor" and collectively as the "Individual Guarantors"), D.E.M. AMUSEMENTS, INC., a New Jersey corporation having an address of 425 Pleasant Valley Way, West Orange, New Jersey 07052 ("D.E.M."), RASCALS COMEDY CLUB STAGE DOOR GRILL, INC., a New Jersey corporation having an address of 425 Pleasant Valley Way, West Orange, New Jersey 07052 ("Stage Door"), RASCALS ENTERPRISES, INC., a Delaware corporation having an address of 425 Pleasant Valley Way, West Orange, New Jersey 07052 ("Rascals Enterprises") and RASCALS INTERNATIONAL, INC., a Delaware corporation having an address of 425 Pleasant Valley Way, West Orange, New Jersey 07052 ("Rascals International") (D.E.M., Stage Door, Rascals Enterprises and Rascals International are sometimes individually referred to herein as a "Company Guarantor" and collectively as the "Company Guarantors") (the Individual Guarantors and the Company Guarantors are sometimes individually referred to herein as a "Guarantor" and collectively as the "Guarantors") in favor of HUDSON UNITED BANK, having an office at 1000 MacArthur Boulevard, Mahwah, New Jersey 07430 (the "Bank").

                                 RECITALS

     A. Concurrently herewith, the Bank is making a loan to Marod Holdings, L.L.C. and Rodmar Holdings, L.L.C. (collectively, the "Borrowers") in the original principal amount of $2,250,000 (the "Loan").

     B. In connection therewith, the Borrowers are executing and delivering to the Bank concurrently herewith a Promissory Note dated the date hereof in the original principal amount of $2,250,000 (the "Note").

     C. The Guarantors will derive direct and immediate financial and other benefits from the making of the Loan by the Bank to the Borrowers.

     D. In order to induce the Bank to make the Loan to the Borrowers, the Guarantors have agreed to execute and deliver this Agreement.

     E. The Bank is relying upon the agreements and promises of the Guarantors set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby jointly and severally agree for the benefit of the Bank as follows:

                                 ARTICLE I

     1.1 Definitions. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Note.

     1.2 Guaranty. The Guarantors hereby jointly and severally irrevocably and unconditionally guarantee to the Bank the prompt, punctual and full payment when due (whether at stated maturity, by acceleration or otherwise) of all principal, interest and other amounts now or hereafter owing by the Borrowers to the Bank under the Note and the other Loan Documents (as the same may from time to time be modified, extended, replaced or substituted), including, without limitation, post-petition interest on the Note in the event either Borrower files, or has filed against it, a petition in bankruptcy (collectively, the "Obligations").

     1.3 Guaranty Unconditional. The obligations of the Guarantors hereunder are irrevocable, absolute and unconditional, irrespective of the value, genuineness, validity, regularity, or enforceability of the Note or any other Loan Documents or any term or provision thereof or of any other document relating to the Obligations or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

     1.4 Consent. The Guarantors hereby consent that any or all of the following actions may be taken or things done without notice to the Guarantors and without affecting the liability of the Guarantors under this Agreement:

             (a) The time for performance of or compliance with any of the Obligations may be accelerated or extended or such performance or compliance may be waived by the Bank (including, without limitation, the renewal, extension, acceleration, or other change in time of payment, or other terms of, the Obligations such as an increase or decrease in the rate of interest thereon);

             (b) Any of the acts referred to in the terms of the Loan Documents may be performed;

             (c) The terms of any of the Obligations or any term or condition in any Loan Document may be amended by the Borrowers and the Bank for the purpose of adding any provisions thereto or changing in any manner the rights of the Bank or of the Borrowers thereunder;

             (d) Any collateral which has been granted, is herein granted or may hereafter be granted by the Borrowers or the Guarantors to the Bank to secure all or any part of the Obligations (collectively, the "Bank Collateral"), including without limitation, the properties subject to the West Orange
Mortgage and the Ocean Township Mortgage, may be exchanged, surrendered, or otherwise dealt with, and the Bank's interest thereunder may be released and may or may not be perfected, all as the Bank in its sole discretion may determine;

             (e) The Bank may apply any of the aforesaid Bank Collateral to the Obligations and direct the order or manner of sale thereof, including, without limitation, a nonjudicial sale, as the Bank may in its sole discretion determine (in accordance with the terms and conditions of the relevant Loan Documents with respect thereto), all without affecting the liability of the Guarantors hereunder; and

             (f) The Bank may take any action or permit or waive any action or inaction on the part of any party with respect to the Obligations and any Bank Collateral or other security granted in connection therewith, all without affecting the liability of the Guarantors hereunder.

     1.5 The Bank Collateral. The Guarantors acknowledge that their obligations hereunder will not be affected by (i) the Bank's failure to properly create a lien on or security interest in the Bank Collateral,
(ii) the Bank's failure to create or maintain a priority with respect to the lien on, or security interest in, the Bank Collateral or (iii) any act or omission of the Bank (whether negligent or otherwise) which adversely affects the Bank's security interest in the Bank Collateral or lien thereon or the priority of such security interest or lien.

     1.6 Tolling of Statute of Limitations. The Guarantors agree that any payment of any of the Obligations or other acts which shall toll any statute of limitations applicable to the Obligations shall also toll the statute of limitations applicable to the Guarantors' liability hereunder.

     1.7 Waiver. The Guarantors hereby expressly waive diligence, presentment, demand for payment, protest, the benefit of any statute of limitations affecting the Borrowers' liability under any Loan Document or the enforcement of this Agreement, the benefit of any act or omission by the Bank which directly or indirectly results in or aids the discharge of the Borrowers or any of the Obligations by operation of law or otherwise, all notices whatsoever, including, without limitation, notice of acceptance of this Agreement, the incurring of the Obligations or notice of any Event of Default under the Loan Documents, and any requirement that the Bank exhaust or enforce any right, power or remedy or proceed against the Borrowers, the Bank Collateral or any other security for, or any other guarantor of, or any other party liable for, any of the Obligations. The Guarantors further waive all rights to assert any defense, setoff, counterclaim or cross claim of any nature whatsoever with respect to this Agreement and the Guarantors' obligations hereunder. The Guarantors specifically agree that it will not be necessary or required, and the Guarantors shall not be entitled to require, that the Bank file suit or proceed to assert or obtain a claim for personal judgment against the Borrowers for the Obligations or to make any effort at collection or enforcement of the Obligations from the Borrowers or foreclose against or seek to realize upon the Bank Collateral or any other security now or hereafter existing for the Obligations or this Agreement or file suit or proceed to obtain or assert a claim for personal judgment against any other guarantor or other party liable for the Obligations or make any effort at collection of the Obligations from any such party or exercise or assert any other right or remedy to which the Bank is or may be entitled in connection with the Obligations or any security or guaranty relating thereto or assert or file any claims against the assets of the Borrowers or other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of the Guarantors hereunder.

     1.8 Certain Rights. The Bank may pursue its rights and remedies under this Agreement and shall be entitled to payment hereunder notwithstanding
(i) any other guaranty by any other party of all or any part of the Obligations,
(ii) any action taken by the Bank to enforce any of its rights or remedies under such other guaranty or any security agreement, mortgage or deed of trust, or (iii) any payment received under such other guaranty or any security agreement, mortgage or deed of trust. In pursuing its rights under this Agreement or any Loan Document, the Bank need not join the Guarantors in any suit against the Borrowers or join the Borrowers or other guarantors in any suit against the Guarantors.

     1.9 Continuing Guaranty. This Agreement shall be a continuing guaranty and any other guarantor or guarantors of all or a portion of the Obligations may be released without affecting the liability of the Guarantors hereunder.

     1.10 No Subrogation. Unless and until the Obligations have been paid and satisfied in full, the Guarantors hereby irrevocably and unconditionally waive (a) all rights of subrogation, reimbursement, contribution, indemnification, setoff or other recourse in respect of sums paid or payable by the Guarantors to the Bank hereunder, (b) all statutory, contractual, common law, equitable and other claims against the Borrowers and/or its assets or any other guarantor and (c) all other benefits which the Guarantors might otherwise directly or indirectly receive or be entitled to by reason of any amounts paid by or collected or due from (i) the Guarantors hereunder,
(ii) the Borrowers, or (iii) any other guarantor, including, but not limited to, any rights which the Guarantors may have by reason of any rights, powers, or remedies of the Borrowers in connection with any anti-deficiency or similar laws limiting or qualifying the Obligations.

     1.11 Reinstatement. The liability of the Guarantors hereunder shall be reinstated and revived and the rights of the Bank shall continue if and to the extent that for any reason any payment by or on behalf of the Borrowers is rescinded or must be otherwise restored by the Bank, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.

     1.12 Compromise and Settlement. No compromise, settlement, release, renewal, extension, indulgence, change in, waiver, or modification of any of the Obligations or the release or discharge of the Borrowers from the performance of any of the Obligations shall release or discharge the Guarantors from this Agreement.

     1.13 Insolvency. The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets and liabilities, or receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, or other proceeding affecting either Borrower or the disaffirmance of any Loan Document in any such proceeding shall not release or discharge the Guarantors from this Agreement.

     1.14 Further Payments. The Guarantors further agree to pay forthwith, upon demand, all costs and expenses (including reasonable attorneys' and appraisers' fees) incurred or expended by the Bank in connection with this Agreement and the enforcement thereof.

                                ARTICLE II

     2.1 Representations and Warranties. The Guarantors represent and warrant to the Bank as follows:

             (a) Each of D.E.M. and Stage Door is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and each of Rascals Enterprises and Rascals International is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Company Guarantor has taken all actions necessary to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered by each of the Guarantors and is the legal, valid and binding obligation of the Guarantors enforceable in accordance with its terms.

             (b) The execution, delivery and performance under this Agreement does not and will not (i) violate any provision of any existing law, statute, rule or regulation, (ii) conflict with, result in a breach of or constitute a default under (A) the certificate of incorporation of by-laws of any Company Guarantor, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency or (C) any mortgage, indenture, lease, contract or other agreement or undertaking to which any Guarantor is a party or by which any of a Guarantor's properties or assets may be bound, or (iii) result in the creation or imposition of any lien upon or with respect to any property or asset now owned or hereafter acquired by any Guarantor other than liens in favor of the Bank.

             (c) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any person is required in connection with the execution, delivery, performance or validity of the Loan Documents or the transactions contemplated thereby, other than the filing of financing statements and like documents in connection with the liens being granted in favor of the Bank.

             (d) No Guarantor is in violation of any applicable law, rule, regulation, statute, ordinance, or any order, judgment, award or decree of any court, governmental authority, bureau or agency, the violation of which might have a materially adverse effect on the business, assets, liabilities, financial condition, results of operation or business prospects of such Guarantor.

             (e) No Guarantor is in default in the payment or performance of any of such Guarantor's obligations or in the performance of any mortgage, indenture, lease, contract or other agreement or undertaking to which such Guarantor is a party or by which such Guarantor or any of such Guarantor's properties or assets may be bound. No Guarantor is in default under any order, award or decree of any court, arbitrator, or governmental authority binding upon or affecting such Guarantor or by which any of such Guarantor's properties or assets may be bound or affected, and no such order, award or decree, if any, materially adversely affects the ability of such Guarantor to carry on its or their business as presently conducted or to perform its or their obligations under the Loan Documents.

             (f) No litigation, investigation or proceeding of or before any court, arbitrator or governmental authority is currently pending, nor, to the knowledge of the Guarantors, threatened, against any Guarantor or any of their respective properties and revenues, which, if adversely determined, would materially adversely affect the business, operations, financial condition or results of operations of any Guarantor or the ability of any Guarantor to perform its or their obligations hereunder.

             (g) No Guarantor is a party to or bound by any contract or agreement or instrument or subject to any restriction materially and adversely affecting the business, operations, properties or financial or other condition of such Guarantor.

             (h) All federal, state and other tax returns of the Guarantors required by law to be filed have been duly filed or extensions obtained, and all federal, state and other taxes, assessments and governmental charges or levies upon the Guarantors or any of their properties, income, profits or assets which are due and payable have been paid or provided for.

             (i) All financial statements and financial information provided to the Bank by or on behalf of the Guarantors in connection with the Loan fairly present the financial position and results of operations of the Guarantors on the dates and for the periods then ended and show all direct liabilities and all known contingent liabilities of a material nature.

             (j) Since the date of the most recent financial statement provided to the Bank by or on behalf of the Guarantors in connection with the Loan, no material adverse change has occurred in the business, assets, liabilities, financial condition, results of operations or business prospects of any Guarantor, and no event has occurred or failed to occur which has had or is likely to have a material adverse effect on the business, assets, liabilities, financial condition, results of operations or business prospects of any Guarantor.

             (k) No Guarantor is engaged principally, or as one of such Guarantor's important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System). No part of the Loan shall be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

             (l) All information, reports and other papers and data furnished by or on behalf of the Guarantors to the Bank in connection with the Loan were, at the time the same were so furnished, complete and correct in all material respects. No document furnished or statement made to the Bank in connection with the negotiation, preparation or execution of the Loan Documents contains any materially untrue statement of fact or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading. No fact is known to the Guarantors which has had or is likely in the future to have (so far as the Guarantors can reasonably foresee) a materially adverse effect upon any Guarantor's business, assets, liabilities, condition, financial or otherwise, or results of operations that has not been set forth in the financial statements furnished to the Bank or other reports or other papers or data otherwise disclosed in writing to the Bank.

                              ARTICLE III

     3.1 Covenants. The Guarantors covenant and agree that until all the Obligations have been satisfied and paid in full, the Guarantors will comply with the following covenants:

             (a) The Individual Guarantors shall cause the Borrowers to fully perform and observe all of the covenants, agreements and obligations of the Borrowers under each of the Loan Documents.

             (b)  (i)   As soon as practicable, and, in any case, within 120
days after the end of each fiscal year of Rascals International, Rascals International shall deliver to the Bank a consolidated balance sheet of Rascals International and its subsidiaries as at the end of such fiscal year and the related consolidated statements of income, retained earnings and changes in cash flows of Rascals International and its subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, audited by independent certified public accountants reasonably satisfactory to the Bank, whose certificate shall not contain any qualification and shall state that such financial statements have been prepared in accordance with GAAP consistently applied and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances and who shall have authorized Rascals International to deliver such financial statements and certifications thereof to the Bank pursuant to this Agreement. Together with such financial statements, Rascals International shall deliver
(A) a certificate of such accountants (1) stating that in making the examination necessary for the certification of such financial statements they have obtained no knowledge of any Event of Default, or if they shall have obtained knowledge of any such Event of Default, disclosing each such Event of Default and its nature, when it occurred and whether it is continuing and
(2) which shall have attached the calculations made which are required to establish whether or not the Borrowers were, as of the date of such statements, in compliance with the financial covenants contained in the Note, and
(B) copies of all "management letters" issued to Rascals International by its accountants.

                  (ii) As soon as practicable and, in any case, within 45 days after the close of each of the first three quarters of the fiscal year of Rascals International, Rascals International shall deliver to the Bank a consolidated balance sheet of Rascals International and its subsidiaries as at the end of such fiscal quarter and the related consolidated statements of income, retained earnings and changes in cash flows of Rascals International and its subsidiaries, setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, which shall be certified by the chief executive officer or chief financial officer of Rascals International on a form or forms which are reasonably acceptable to the Bank.

                  (iii) As soon as practicable, and, in any case, not later than April 30 of each year, each Individual Guarantor shall deliver to the Bank such Individual Guarantor's personal financial statements, prepared and certified by such Individual Guarantor on the form provided by the Bank.

                  (iv) As soon as practicable, and, in any case, within 10 days after filing same with the Internal Revenue Service, each Guarantor shall deliver to the Bank a copy of such Guarantor's federal income tax return prepared by a certified public accountant reasonably satisfactory to the Bank and filed by such Guarantor for the preceding calendar year.

                  (v) As soon as practicable, and, in any case, within 10 days after filing same with the Securities and Exchange Commission, Rascals International shall deliver to the Bank a copy of all materials filed with the Securities and Exchange Commission.

             (c) For so long as the Obligations are outstanding, no Guarantor shall transfer, assign or otherwise dispose of any material asset other than in a bona fide, arm's length transaction for fair and adequate consideration.

                                ARTICLE IV

     4. Events of Default. Each of the following shall constitute an Event of Default hereunder:

             (a) The occurrence of any Event of Default (as defined therein) under the Note or any of the other Loan Documents.

             (b) If any representation or warranty made by or on behalf of the Guarantors contained herein is false or incorrect in any material respect when made.

             (c) The Guarantors shall default in the performance or observance of any covenant or agreement set forth herein, which default shall continue unremedied for 10 days after the Guarantors shall have become aware of such default. Without limiting the generality of the foregoing, it shall constitute an Event of Default hereunder if the Guarantors shall fail to deliver to the Bank within the applicable time periods the financial statements, tax returns and other information required to be delivered pursuant to Section 3.1(b) hereof.

             (d)  (i)   If any Guarantor shall commence any case, proceeding
or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to such Guarantor, or seeking to adjudicate such Guarantor a bankrupt or insolvent or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to such Guarantor or such Guarantor's debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for such Guarantor, for all or any substantial part of such Guarantor's assets, or if any Guarantor shall make a general assignment for the benefit of such Guarantor's creditors;
(ii) if any Guarantor shall commence any case, proceeding or other action of a nature referred to in the preceding clause (i) which (A) results in the entry of an order for relief of any such adjudication or appointment or
(B) remains undismissed, undischarged or unbonded for a period of 90 days;
(iii) there shall be commenced against any Guarantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of such Guarantor's assets, which results in the entry of an order for any such relief which shall not have been vacated, discharged or stayed or bonded pending appeal within 90 days from the entry thereof; or (iv) any Guarantor shall take any action in furtherance of, or indicating such Guarantor's consent to, approval of or acquiescence in, any of the acts set forth in the preceding clauses (i),
(ii) or (iii).

             (e) If any Individual Guarantor shall die, or if any Company Guarantor shall be dissolved or otherwise fail to maintain its existence as a corporate entity.

                                 ARTICLE V

     5. Remedies. Upon the occurrence of an Event of Default or in the event that any portion of the Obligations shall have been declared due and payable (whether at the stated maturity, by acceleration or otherwise), the Bank may, in addition to all other rights and remedies as may be available at law or in equity or under the terms of any of the Loan Documents and without demand of performance or other demand, advertisement or notice of any kind, immediately set off any or all of the Obligations against any property of the Guarantors which may now or hereafter be in the Bank's possession or control, and such right of setoff shall be deemed to have been exercised immediately upon the occurrence of such Event of Default even though such setoff is not noted on the Bank's records until a later time. The Guarantors shall be liable for the deficiency if the proceeds of any sale or other disposition of any Bank Collateral are insufficient to pay all amounts to which the Bank is entitled hereunder, including the fees of any attorneys employed by the Bank to collect such deficiency.

                                 ARTICLE VI

     6.1 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     6.2 Amendment. No modification, amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Bank and then any such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     6.3 Successors and Assigns. This Agreement shall be binding upon the Guarantors and their respective heirs, successors and assigns and shall inure to the benefit of the Bank and all future holders of the Obligations and their respective successors and assigns.

     6.4 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     6.5 No Third Party Rights. This Agreement is solely for the benefit of the Bank and its successors and assigns, and no other person shall have any right, benefit, priority or interest in, under or because of the existence of, this Agreement.

     6.6 Notice. All notices and other communications given to or made upon any party hereto in connection herewith shall be in writing and mailed (by certified or registered United States mail, postage prepaid), delivered by overnight courier or hand delivery or sent by facsimile transmission (provided that, simultaneously with any facsimile transmission, a copy of such notice is sent by one of the other means permitted hereunder) to the parties at their respective addresses set forth on the first page hereof, or to such changed address as may be fixed by notice. Notices to the Company Guarantors shall be sent to the attention of Mr. Eduardo Rodriguez, whose fax number is
(973)266-7030, and notices to the Bank shall be sent to the attention of Mr. John Cina, whose fax number is (201)785-1230. All such notices and other communications shall be effective when received by the party to whom properly addressed.

     6.7 Consent to Jurisdiction. The Guarantors hereby irrevocably and unconditionally:

             (a) submit for themselves and their property in any legal action or proceeding relating to this Agreement or the indebtedness evidenced hereby, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the Courts of the State of New Jersey, the courts of the United States of America for the District of New Jersey and appellate courts from any thereof;

             (b) consent that any such action or proceeding may be brought in such courts and waive any objection that they may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agree not to plead or claim the same;

             (c) agree that service of process in any such action or proceeding may be effected in accordance with the notice provisions set forth above;

             (d) agree that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

             (e) waive, to the maximum extent not prohibited by law, any right they may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

     6.8     Acknowledgment by Guarantors.  The Guarantors acknowledge that:

             (a) they have been represented by counsel in the negotiation, execution and delivery of this Agreement and the other documents executed and delivered to the Bank in connection herewith;

             (b) the Bank has no fiduciary relationship with or duty to the Guarantors arising out of or in connection with this Agreement or the indebtedness evidenced hereby and the relationship between the Guarantors and the Bank is solely that of debtor and creditor; and

             (c) no joint venture is created hereby or otherwise exists by virtue of the transactions contemplated hereby between the Bank and the Guarantors.

     6.9 Waiver of Jury Trial. THE GUARANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION WITH THE INDEBTEDNESS EVIDENCED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

     6.10 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

     6.11 Joint and Several Liability. Any agreement, promise, undertaking, representation or warranty made herein by the Guarantors shall be deemed to have been made and given jointly and severally by each Guarantor, and each Guarantor shall be jointly and severally liable for the obligations of the Guarantors hereunder.

     6.12 Subordination of Loans. Any loans now existing or hereafter made by the Guarantors, or any of them, to the Borrowers, or either of them, (collectively, the "Subordinated Loans") are hereby subordinated to the repayment in full of all of the Obligations. Unless and until all of the Obligations have been finally and irrevocably paid in full, the Guarantors shall not (a) receive or accept any payment on account of any Subordinated Loan other than regularly scheduled interest (but not principal) payments or
(b) seek to exercise any rights they may have to accelerate the maturity of any Subordinated Loan, or institute suit against, or take any other action to collect any Subordinated Loan from, the Borrowers. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, the Guarantors shall not receive or accept any payments under or on account of any Subordinated Loan, including regularly scheduled interest payments. In the event the Borrowers shall make to the Guarantors a payment in violation of the provisions of this Section 6.12, the Guarantors shall hold such payment in trust for the benefit of, and promptly remit the same to, the Bank. The Bank shall have the right, exercisable from time to time during normal business hours, to review and make extracts from the books and records of the Guarantors to verify that the parties have complied with this Section
6.12. The provisions of this Section 6.12 shall survive the termination of this Agreement, but only until all of the Obligations have been finally and irrevocably paid in full.

     IN WITNESS WHEREOF, the Guarantors have duly executed and delivered this Agreement as of the date set forth on the first page hereof.

WITNESS:

--------------------                   -------------------------
George D. Lordi, Esq.                  MICHAEL MARGOLIES

WITNESS:

--------------------                   -------------------------
George D. Lordi, Esq.                  ELAINE MARGOLIES

WITNESS:

--------------------                   -------------------------
George D. Lordi, Esq.                  EDUARDO RODRIGUEZ

WITNESS:

---------------------                  -------------------------
George D. Lordi, Esq.                  LYNN RODRIGUEZ


ATTEST:                                D.E.M. AMUSEMENTS, INC.

                                       By:

---------------------                  -----------------------------
George D. Lordi, Esq.                  EDUARDO RODRIGUEZ, President

ATTEST:                                RASCALS COMEDY CLUB STAGE DOOR
                                        GRILL, INC.


                                       By:
---------------------                  -----------------------------
George D. Lordi, Esq.                  EDUARDO RODRIGUEZ, President



ATTEST:                                RASCALS ENTERPRISES, INC.


                                       By:
----------------------                 ------------------------------
George D. Lordi, Esq.                  EDUARDO RODRIGUEZ, President

ATTEST:                                RASCALS INTERNATIONAL, INC.


                                       By:
----------------------                 -------------------------------
George D. Lordi, Esq.                  EDUARDO RODRIGUEZ, President

                 *   *   *   *   *   *   *   *   *   *   *

                                                                EXHIBIT 4


                             AFFILIATION AGREEMENT

     AGREEMENT made as of the 31st day of December, 2001 by and among RASCALS INTERNATIONAL, INC., a Delaware corporation with offices at 412 Pleasant Valley Way, Suite 203, West Orange, NJ 07052 ("Rascals"), EDWARD RODRIGUEZ, with offices at 412 Pleasant Valley Way, Suite 203, West Orange, NJ 07052 ("Rodriguez"), and MICHAEL MARGOLIES, residing at 32E Southport Lane, Boynton Beach, FL 33436 ("Margolies").

     WHEREAS, Rascals is a publicly-held company, and Rodriguez is a controlling shareholder and officer and director of Rascals; and

     WHEREAS, Rascals is in need of financial assistance and management expertise, and Margolies is willing and able to offer both; and

     WHEREAS, in order to secure the assistance of Margolies, Rascals and Rodriguez are willing to provide Margolies assurances of a role in management of Rascals and compensation proportionate to Rodriguez'.

     NOW, THEREFORE, it is agreed:

     1.  Definitions.

     a.  "D.E.M." means D.E.M. Amusements, Inc., a subsidiary of Rascals.

     b. "Marod Holdings" means Marod Holdings LLC, a New Jersey limited liability company whose Managers are Margolies and Rodriguez.

     c. "Ocean Township Property" means the property in Ocean Township, New Jersey operated by RCC.

     d. "RCC" means Rascals Comedy Club Stage Door Grill, Inc., a subsidiary of Rascals.

     e. "Rodmar Holdings" means Rodmar Holdings LLC, a New Jersey limited liability company whose Managers are Margolies and Rodriguez.

     f. "Rodriguez Group" means Rodriguez, his spouse, his children, and other relatives within two degrees of kinship.

     g. "West Orange Property" means the property in West Orange, New Jersey operated by D.E.M

     2.  Closing Date and Deliveries.

     a. The "Closing Date" on which the transactions contemplated by this agreement will be closed will be the date on which (i) the acquisition of the Ocean Township Property by Rodmar Holdings and the acquisition of the West Orange Property by Marod Holdings are completed and (ii) the present mortgagors of said properties are relieved of their obligations to the mortgagee of said properties. In the event that the Closing Date has not occurred on or prior to January 31, 2002, then this Agreement will terminate and have no further force or effect.

     b. On the date set for the aforesaid acquisitions, the parties will meet immediately prior to the closing of the acquisitions. It shall be a condition precedent to the obligations of Rodmar Holdings, Marod Holdings and Margolies to complete the aforesaid acquisitions, that at that meeting the following deliveries are made:

     i. The Employment Agreement - Michael Margolies, in the form annexed hereto as Appendix A, shall be executed by Rascals and delivered to Margolies.

    ii. Certificates for the shares to be issued pursuant to the Employment Agreement shall be delivered to Margolies.

   iii. The Registration Rights Agreement, in the form annexed hereto as Appendix B, shall be executed by Rascals and delivered to Margolies.

    iv. The stock certificates to be delivered by the "Seller" under the Stock Purchase Agreement between The Margolies Family Trust and Mark
         W. Magnusson, annexed hereto as Appendix C, shall be delivered to Margolies.

     v. A lease from Marod Holdings to D.E.M., in the form annexed hereto as Appendix D (the "D.E.M. Lease"), shall be executed on behalf of D.E.M. and delivered to Margolies.

    vi. A lease from Rodmar Holdings to RCC, in the form annexed hereto as Appendix E (the "RCC Lease"), shall be executed on behalf of RCC and delivered to Margolies.

   vii. A Guaranty of the D.E.M. Lease and the RCC Lease, in the form annexed hereto as Appendix F, shall be executed by Rascals and delivered to Margolies.

  viii. A Waiver and Release of Past Debts, in the form annexed hereto as Appendix G, shall be executed by Comrest and by W.H.R. Realty and delivered to Margolies.

    ix. Documentary evidence shall be delivered to Margolies indicating that Rascals has filed an amendment to its Registration Statement on Form S-8 which includes a resale prospectus.

     x. A certification of the Chief Executive Officer of Rascals shall be delivered to Margolies, attesting to (a) the material accuracy and completeness of the disclosures in Rascals Registration Statement on Form 10-SB, (b) to the absence of any material adverse change since the date of the Form 10-SB, (c) that the certificate of incorporation and bylaws of Rascals attached to the Form 10-SB remain in full force and effect, (d) to the effectiveness of resolutions of the Board of Directors of Rascals approving the transactions contemplated by this Agreement, (e) to the effectiveness of resolutions of the Board of Directors of Rascals electing Margolies to serve as a member of the Board of Directors and as Vice Chairman and Secretary of Rascals; and
         (f) that there are approximately 5,200,000 shares of Rascals common stock owned beneficially by the Rodriguez Group.

     c. Upon receipt of the aforesaid deliveries, Margolies will countersign items "i," "iii," "v" and "vi" for himself or on behalf of Rodmar Holdings or Marod Holdings, as applicable, and tender same to Rascals, and shall make the deliveries required under the Stock Purchase Agreement.

     3.  Board Representation.

     a. If it should occur that (a) either (i) the Board of Directors proposes candidates to the shareholders for election to the Board of Directors or
(ii) the Board of Directors or Rodriguez solicit consents to the election of members of the Board of Directors, and (b) Margolies and/or The Margolies Family Trust and/or the estate of Margolies, if applicable, own beneficially not less than one percent of the outstanding shares of capital stock of Rascals, then Margolies or an individual designated by Margolies or by his estate, if applicable, shall be included among the candidates for election.

     b. If it should occur that (a) either (i) the Board of Directors proposes candidates to the shareholders for election to the Board of Directors or
(ii) the Board of Directors or Margolies solicit consents to the election of members of the Board of Directors, and (b) Rodriguez or the estate of Rodriguez, if applicable, own beneficially not less than one percent of the outstanding shares of capital stock of Rascals, then Rodriguez or an individual designated by Rodriguez or by his estate, if applicable, shall be included among the candidates for election.

     4. Parity in Compensation. During the period commencing on the Closing Date and ending on December 31, 2006 (the "Parity Period"), the following covenants shall be effective.

     a. Salary. Whenever necessary to insure that the salary paid to Margolies equals no less than sixty percent (60%) of all cash compensation paid by Rascals to the Rodriguez Group during the Parity Period, Rascals shall increase the salary paid to Margolies pursuant to his Employment Agreement. Included in "cash compensation" shall be all payments of cash to members of the Rodriguez Group for any reason, except such payments which are excepted with Margolies' informed consent.


     b. Benefits. In the event that Rascals conveys anything of value to any member of the Rodriguez Group during the Parity Period, such as stock, options, automobiles, personal services, etc., or in the event that Rascals establishes or acquires any benefit programs during the Parity Period, such as insurance, profit-sharing, pension, etc., for the benefit of any member of the Rodriguez Group, then Rascals shall take such action as is necessary to provide to Margolies such property, services, benefits, etc. as shall have a fair value equal to sixty percent (60%) of the fair value provided to the Rodriguez Group. For purposes of this Section 4(b) as well as Section 4(a), there shall be included in cash compensation and benefits conveyed to the Rodriguez Group any such that is conveyed by any subsidiary or affiliate of Rascals or by any third party on behalf of Rascals or in consideration of compensation by Rascals.
Also included shall be conveyances of value for consideration, provided that Margolies and Rodriguez shall agree upon a reasonable accommodation in light of the consideration given.

     c. Stock Holdings. During the Parity Period, Rascals shall not issue shares of common stock to Margolies or to the Margolies Family Trust without the express consent of Rodriguez. During the Parity Period, Rascals shall not issue shares of common stock to members of the Rodriguez Group without the express consent of Margolies.

     d.  Stock Sales.

     i. During the Parity Period, no member of the Rodriguez Group shall sell or otherwise transfer for compensation any shares of Rascals common stock unless either (a) a substantially similar opportunity to sell is available to Margolies (for himself or on behalf of the Margolies Family Trust) or (b) an offer is made to Margolies to purchase a number of shares equal to seventy percent (70%) of the shares sold by the Rodriguez Group on substantially identical terms.


    ii. At any time when the majority of the shares owned by Rodriguez are pledged to secure debt owed by Rodmar Holdings, L.L.C. and/or Marod Holdings, L.L.C., neither Margolies nor the Margolies Family Trust shall sell or otherwise transfer for compensation any shares of Rascals common stock unless either (a) a substantially similar opportunity to sell is available to Rodriguez or (b) an offer is made to Rodriguez to purchase a number of shares equal to one hundred forty percent (140%) of the shares sold by Margolies and the Margolies Family Trust on substantially identical terms.

   iii. For purposes of this Section 4(d), an opportunity will be deemed "substantially similar" and terms will be deemed "substantially identical" only if the economic effect of the opportunity or terms is equivalent. As a specific example, if Rodriguez is able to sell shares only on condition that he pay over some of the proceeds to satisfy the debts of the realty holding companies, then Margolies will sell shares only on the same condition.

    iv. In the event of a breach of the covenant in this Section 4(d), the aggrieved party will be entitled to immediate payment by the selling party of the funds he would have received if the terms hereof had been adhered to.

     5. Legal Fees. Rascals hereby agrees to reimburse Margolies for all reasonable legal fees and expenses incurred in connection with the transactions contemplated by this Affiliation Agreement.

     6. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


RASCALS INTERNATIONAL, INC.


By:   ____________________________          ------------------------
      Edward Rodriguez                      EDWARD RODRIGUEZ
      President


                                            ________________________
                                            MICHAEL MARGOLIES


                 *   *   *   *   *   *   *   *   *   *   *


                                                                EXHIBIT 5

                  EMPLOYMENT AGREEMENT - MICHAEL MARGOLIES

     AGREEMENT made as of the 1st day of January, 2002 by and between RASCALS INTERNATIONAL, INC., a Delaware corporation with offices at 412 Pleasant Valley Way, Suite 203, West Orange, NJ 07052 (the "Corporation"), and MICHAEL MARGOLIES, residing at 32E Southport Lane, Boynton Beach, FL 33436 ("Margolies").

     WHEREAS, the Corporation wishes to employ Margolies as Vice Chairman and Secretary, and to provide Margolies with assurance of compensation and terms of employment which will competitively motivate Margolies, and Margolies desires to be so employed.

     NOW, THEREFORE, it is agreed:

     1. Title; Capacities.

     (a) The Corporation hereby employs Margolies as Vice Chairman. In such capacity, Margolies shall be responsible for carrying out the responsibilities of the Chairman of the Board when so requested by the Board of Directors due to the unavailability of the Chairman. Margolies shall also perform such other assignments on behalf of the Corporation as are requested by the Board of Directors and are within the range of Margolies's expertise: namely, corporate finance, mergers and acquisitions, and strategic business planning. Margolies shall be subject to the supervision of the Corporation's Board of Directors. Margolies agrees to abide by such reasonable rules, regulations, personnel practices and policies of the Corporation, and any changes therein, which may be reasonably adopted from time to time by the Corporation and delivered in writing to Margolies.

     (b) The Corporation also hereby employs Margolies as Corporate Secretary. Margolies shall have such responsibilities in that role as are described in the Bylaws of the Corporation and in the General Corporation Law of Delaware.

     (c) Margolies agrees to devote as much of his business time, labor, skill, attention and best ability to the performance of his duties under this Agreement as is reasonably necessary to fulfill his responsibilities and advance the business and interests of the Corporation. Margolies shall not, however, be required to devote any specific amount of his business time to the business of the Corporation, nor shall he be required to perform services at any specific time, all such determinations to be made by Margolies in good faith. The Corporation understands that Margolies will be employed on a full time basis by an unrelated third party during the Term of this Agreement.

     2.  Compensation.

     (a) Salary. The Corporation shall pay Margolies a salary at the rate of One Hundred Fifty Thousand Dollars ($150,000) per annum, payable on such days when the salaries of other Corporation employees are paid. Margolies' salary shall be increased whenever necessary to comply with the terms of the Affiliation Agreement between the Corporation and Margolies.

     (b) Stock Grant. Effective on the date hereof, the Corporation shall issue to The Margolies Family Trust one million (1,000,000) shares of its common stock. The Corporation is issuing the shares on the condition that the Trust is taking the shares for investment and for its own account, without a present plan to distribute the shares.

     (c) S-8 Stock Grant. Effective on the date hereof, the Corporation shall issue to Margolies five hundred thousand (500,000) shares of its common stock pursuant to the Corporation's 2001 Stock and Stock Option Plan.

     (d) Benefits. Margolies shall be entitled to receive such health, medical, disability and life insurance benefits as are made available to executive employees of the Corporation, subject to such limitation as is expressed in the Affiliation Agreement.

     (e) Reimbursement of Business Expenses. Margolies shall be entitled to reimbursement of all reasonable business expenses actually incurred by Margolies in the discharge of Margolies' duties hereunder, including expenses for entertainment, travel, employee training and similar items, upon submission to the Corporation with satisfactory documentation thereof.

     (f) Death/Disability Benefit. In the event that this Agreement is terminated by reason of Margolies' death or disability, then Margolies or his estate, as the case may be, shall be entitled to receive twelve monthly payments equal to those he would otherwise have received pursuant to Section 2(a) during the twelve months following termination but for the termination.

     3.  Term.

     (a) The "Term" of this Agreement and of Margolies's employment hereunder shall commence on the date of this Agreement and shall terminate on December 31, 2006, unless earlier terminated pursuant to Sec. 3(b) hereunder.

     (b) Prior to December 31, 2006, Margolies's employment hereunder may be terminated as follows:

     (i)  by Margolies, at will;

    (ii)  by the Corporation for Cause;

   (iii) by the Corporation, upon the death or disability of Margolies. "Disability" shall mean Margolies's inability to perform Margolies's normal Employment functions due to any medically determinable physical or mental disability, which can last or has lasted three months or is expected to result in death.

     (c)  As used herein, the term "Cause" shall mean only the following:

     (i)  conviction of a crime involving moral turpitude,

     (ii) material, willful or gross misconduct by Margolies in the performance of his duties hereunder; or

    (iii) the failure by Margolies to perform or observe any substantial lawful obligation of such employment that is not remedied within fifteen (15) days after the receipt of written notice thereof from the Board of Directors (provided such neglect or failure is unrelated to disability).

     (d) Termination of Margolies's employment, when permitted hereunder, may be effectuated by delivery of written notice to Margolies, stating the grounds for termination. Such notice shall be effective upon receipt.

     4. Covenant of Non-Competition. In consideration of the undertakings by the Corporation herein, Margolies covenants for the benefit of the Corporation and the shareholders thereof as follows:

     (a) The "Restricted Period" for purposes of this Covenant shall commence on the Effective Date and shall continue for a period ending on the date which is one year after the date on which Margolies ceases to be employed by the Corporation.

     (b) During the Restricted Period Margolies shall not, directly or indirectly, as an employee, consultant or principal, through equity ownership or otherwise, for himself or for any other person, engage in, or assist any other person to engage in, any Competitive Activities. For purposes hereof, "Competitive Activities" shall include the following:

     (i) Directly or indirectly soliciting, diverting, taking away or attempting to solicit, divert, or take away any business opportunities which became available to the Corporation or any of its subsidiaries or affiliated entities during the Term of this Agreement.

    (ii)  Engaging in the business of owning and/or operating comedy clubs.

   (iii) Hiring, offering to hire, enticing away or in any manner persuading or attempting to persuade any person affiliated (as employee or as independent contractor) with the Corporation or any affiliate or subsidiary of the Corporation to discontinue his relationship with such company, or to become employed by any other entity.

     5. Assignment. The Corporation and Margolies acknowledge that the relationship established hereby is unique and personal and that neither the Corporation nor Margolies may assign or delegate any of their respective rights and/or obligations hereunder without the prior written consent of the other party except as follows:

     In the event of a future disposition of (or including) the properties and business of the Corporation, substantially as an entirety, by merger, consolidation, sale of assets, or otherwise, then the Corporation shall be obligated to assign this Agreement and all of its rights and obligations hereunder to the acquiring or surviving corporation, and such acquiring or surviving corporation shall assume in writing all of the obligations of the Corporation hereunder; provided, however, that the Corporation (in the event and so long as it remains in business as an independent going enterprise) shall remain liable for the performance of its obligations hereunder in the event of an unjustified failure of the acquiring corporation to perform its obligations under this Agreement.

     6. Indemnification. The Corporation shall indemnify Margolies to the fullest extent authorized by the General Corporation Law of the State of Delaware against claims or liability arising from his service on behalf of the Corporation, whether pursuant to this Agreement or pursuant to previous arrangements between the Corporation and Margolies.

     7. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          RASCALS INTERNATIONAL, INC.


                                          By: _____________________
                                              Edward Rodriguez
                                              President


                                          MICHAEL MARGOLIES

                                          -------------------------
                 *   *   *   *   *   *   *   *   *   *   *


                                                                EXHIBIT 6


                   EMPLOYMENT AGREEMENT - EDUARDO RODRIGUEZ

     AGREEMENT made as of the 1st day of January, 2002 by and between RASCALS INTERNATIONAL, INC., a Delaware corporation with offices at 412 Pleasant Valley Way, Suite 203, West Orange, NJ 07052 (the ACorporation"), and EDUARDO RODRIGUEZ, residing at 16 Yale Court, Livingston, NJ 07039 ("Rodriguez").

     WHEREAS, the Corporation wishes to employ Rodriguez as President, and to provide Rodriguez with assurance of compensation and terms of employment which will competitively motivate Rodriguez, and Rodriguez desires to be so employed.

     NOW, THEREFORE, it is agreed:

     1. Title; Capacities.

     (a) The Corporation hereby employs Rodriguez as President. In such capacity, Rodriguez shall be responsible for supervising the implementation of the plans and policies adopted from time-to-time by the Corporation's Board of Directors. Rodriguez shall be subject to the supervision of the Corporation's Board of Directors.

     (b) Rodriguez agrees that he will devote all of his business time, labor, skill, attention and best ability to the performance of his duties under this Agreement. Rodriguez agrees to abide by such reasonable rules, regulations, personnel practices and policies of the Corporation, and any changes therein, which may be reasonably adopted from time to time by the Corporation and delivered in writing to Rodriguez.

     2.  Compensation.

     (a) Salary. The Corporation shall pay Rodriguez a salary at the rate of Two Hundred Fifty Thousand Dollars ($250,000) per annum, payable on such days when the salaries of other Corporation employees are paid.

     (b) Benefits. Rodriguez shall be entitled to receive such health, medical, disability and life insurance benefits as are made available to executive employees of the Corporation.

     (c) Automobile. The Corporation shall provide to Rodriguez, at no cost to Rodriguez, an automobile for Rodriguez's business use and purposes, including automobile insurance coverage, which said automobile shall be selected by Rodriguez and shall be replaced every two (2) years with a new vehicle. The initial vehicle to be provided to Rodriguez by the Corporation shall be a model year 2001 or newer and each replacement vehicle shall be at least the model year vehicle for the year of replacement and shall be limited to a cost, exclusive of insurance costs, of $1,000.00 per month.

     (d) Reimbursement of Business Expenses. Rodriguez shall be entitled to reimbursement of all reasonable business expenses actually incurred by Rodriguez in the discharge of Rodriguez' duties hereunder, including expenses for entertainment, travel, employee training and similar items, upon submission to the Corporation with satisfactory documentation thereof.

     (e) Death/Disability Benefit. In the event that this Agreement is terminated by reason of Rodriguez' death or disability, then Rodriguez or his estate, as the case may be, shall be entitled to receive twelve monthly payments equal to those he would otherwise have received pursuant to Section 2(a) during the twelve months following termination but for the termination.

     3.  Term.

     (a) The "Term" of this Agreement and of Rodriguez's employment hereunder shall commence on the date of this Agreement and shall terminate on December 31, 2006, unless earlier terminated pursuant to Sec. 3(b) hereunder.

     (b) Prior to December 31, 2006, Rodriguez's employment hereunder may be terminated as follows:

     (i)  by Rodriguez, at will;

    (ii)  by the Corporation for Cause;

   (iii) by the Corporation, upon the death or disability of Rodriguez. "Disability" shall mean Rodriguez's inability to perform Rodriguez's normal Employment functions due to any medically determinable physical or mental disability, which can last or has lasted three months or is expected to result in death.

     (c)  As used herein, the term "Cause" shall mean only the following:

     (i)  conviction of a crime involving moral turpitude,

    (ii) material, willful or gross misconduct by Rodriguez in the performance of his duties hereunder; or

   (iii) the failure by Rodriguez to perform or observe any substantial lawful obligation of such employment that is not remedied within fifteen
          (15) days after the receipt of written notice thereof from the Board of Directors (provided such neglect or failure is unrelated to disability).

     (d) Termination of Rodriguez's employment, when permitted hereunder, may be effectuated by delivery of written notice to Rodriguez, stating the grounds for termination. Such notice shall be effective upon receipt.

     4. Covenant of Non-Competition. In consideration of the undertakings by the Corporation herein, Rodriguez covenants for the benefit of the Corporation and the shareholders thereof as follows:

     (a) The "Restricted Period" for purposes of this Covenant shall commence on the Effective Date and shall continue for a period ending on the date which is one year after the date on which Rodriguez ceases to be employed by the Corporation.

     (b) During the Restricted Period Rodriguez shall not, directly or indirectly, as an employee, consultant or principal, through equity ownership or otherwise, for himself or for any other person, engage in, or assist any other person to engage in, any Competitive Activities. For purposes hereof, "Competitive Activities" shall include the following:

     (i) Directly or indirectly soliciting, diverting, taking away or attempting to solicit, divert, or take away any business opportunities which became available to the Corporation or any of its subsidiaries or affiliated entities during the Term of this Agreement.

    (ii)  Engaging in the business of owning and/or operating comedy clubs.

   (iii) Hiring, offering to hire, enticing away or in any manner persuading or attempting to persuade any person affiliated (as employee or as independent contractor) with the Corporation or any affiliate or subsidiary of the Corporation to discontinue his relationship with such company, or to become employed by any other entity.

     5. Assignment. The Corporation and Rodriguez acknowledge that the relationship established hereby is unique and personal and that neither the Corporation nor Rodriguez may assign or delegate any of their respective rights and/or obligations hereunder without the prior written consent of the other party except as follows:

     In the event of a future disposition of (or including) the properties and business of the Corporation, substantially as an entirety, by merger, consolidation, sale of assets, or otherwise, then the Corporation shall be obligated to assign this Agreement and all of its rights and obligations hereunder to the acquiring or surviving corporation, and such acquiring or surviving corporation shall assume in writing all of the obligations of the Corporation hereunder; provided, however, that the Corporation (in the event and so long as it remains in business as an independent going enterprise) shall remain liable for the performance of its obligations hereunder in the event of an unjustified failure of the acquiring corporation to perform its obligations under this Agreement.

     6. Indemnification. The Corporation shall indemnify Rodriguez to the fullest extent authorized by the General Corporation Law of the State of Delaware against claims or liability arising from his service on behalf of the Corporation, whether pursuant to this Agreement or pursuant to previous arrangements between the Corporation and Rodriguez.

     7. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        RASCALS INTERNATIONAL, INC.

                                        By:
                                        Michael Margolies
                                        ____________________________
                                        Secretary

                                        ----------------------------
                                        EDUARDO RODRIGUEZ